UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 5 , 2016

ECO BUILDING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53875	20-8677788
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

11568 Sorrento Valley Road #13,

San Diego, CA, 92121

(Address of principal executive offices)

Phone: (858) 780-4747

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 5, 2016, the Company held a meeting (“Meeting”). At the Meeting, the stockholders voted on the following proposal and cast their votes as described below. The matter is described in detail in the Company’s definitive proxy statement for the Meeting, which was filed with the Securities and Exchange Commission on August 31, 2016.

Proposal 1 – Reverse Stock Split

The stockholders approved and adopted an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock at a reverse split ratio of up to 1-for-500, as determined by the Company’s board of directors on the votes listed below.

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,505,608,265	791,851,388	0	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC.

Date: October 13, 2016	By:	/s/ Tom Comery
Tom Comery
President & CEO

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